                      Oppenheimer U.S. Government Trust
                  Supplement dated September 14, 2001 to the
                      Prospectus dated December 28, 2000

The Prospectus is changed as follows:

1.    The supplement dated July 31, 2001 is replaced by this supplement.

2.    As approved by shareholders at a special meeting held on September 12,
2001, the first bulleted paragraph under the heading "What Does the Fund
Mainly Invest In?" on page 3 is replaced with the following:

o     Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings used for investment purposes) in U.S.
         government securities.

3.    The third sentence of the paragraph captioned, "Illiquid and Restricted
Securities" on page 11 is revised to read:

      The Fund cannot invest more than 10% of its net assets in illiquid or restricted securities (including repurchase agreements maturing beyond seven (7) days).

4.    The paragraph captioned "Class N Shares" under the heading "What
Classes of Shares Does the Fund Offer?" on page 15 is revised by deleting the first three sentences of that section and replacing it with the following sentence:

      If you buy Class N shares (available only through certain
      retirement plans), you pay no sales charge at the time of
      purchase, but you will pay an annual asset-based sales charge.

5.    The first and second sentences of the section captioned "Class A
Contingent Deferred Sales Charge" on page 18 are deleted and replaced with the following:

      There is no initial sales charge on non-retirement plan purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001.  (After March 1,
      2001, retirement plans are not permitted to make initial
      purchases of Class A shares subject to a contingent deferred sales charge.)  The Distributor pays dealers of record
      concessions in an amount equal to 1.0% of purchases of $1 million or more other than by those grandfathered retirement accounts.

                                                                        [over]

6.    The following sentence, which is the last sentence of the first paragraph in the section captioned "Class A Contingent Deferred Sales Charge"
on page 18, is deleted:

      That concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of
      accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
      Oppenheimer funds held by the plan for more than one year.

7.    The following paragraph is added after "Can You Reduce Class A Sales
Charges?" on page 19:

      Purchases by Certain Retirement Plans.  There is no initial sales charge on purchases of Class A shares of any one or more
      Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special
      agreement with the Distributor, and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor.  There is no contingent deferred sales charge upon the redemption of such shares.  The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale.  That concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more
      Oppenheimer funds held by the plan for more than (18) months.

8.    The first paragraph in "How Can You Buy Class N Shares?" on page 20 is revised to read as follows:

      Class N shares are offered only through retirement plans (including
      IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through retirement plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N
      Shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

9.

The following is added to the end of the last paragraph under "Distribution and Service Plans for Class B, Class C and Class N Shares" on page 22:

      That sales concession on the sale of Class N shares will not be paid on
      (i) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
      OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), (ii) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more
      Oppenheimer funds (other than rollovers from an
      OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and (iii) on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k)
      plan made with the redemption proceeds of Class A shares of one or more
      Oppenheimer funds.

10.   The third sentence in the section entitled "OppenheimerFunds Internet
Web Site" on page 23 is revised to read as follows:

      To perform account transaction or obtain account information online, you must first obtain a user I.D. and password on that website.

11.   The first sentence of the last paragraph under the heading "Shareholder
Account Rules and Policies" on page 30 is revised by adding the words "and annual notice of the Fund's privacy policy" after the phrase, "annual and semi-annual report."

12.   The last sentence of the last paragraph under the heading "Shareholder
Account Rules and Policies" on page 30 is revised to read as follows:

      Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

13.   The first sentence under "How to Get More Information" on the
Prospectus back cover is revised to read as follows:

      You can request the Statement of Additional Information, the
      Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

September 17, 2001                                            PS0220.020
------------------------------------------------------------------------------

Oppenheimer U.S. Government Trust
------------------------------------------------------------------------------

6803 S. Tucson Way, Englewood, CO  80112
1.800.525.7048

Statement  of  Additional   Information  dated  December  28,  2000,   Revised
September 14, 2001

      This Statement of Additional Information is not a Prospectus.  This
document contains additional information about the Fund and supplements information in the Prospectus dated December 28, 2000, as supplemented from time to time.  It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the
Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.. 2

About Your Account

Financial Information About the Fund

------------------------------------------------------------------------------

A B O U T  T H E  F U N D
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Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies.   The composition of the Fund's portfolio and
the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below in seeking its objective.  It may use some of the special investment techniques and strategies at some times or not at all.

      |X|  Mortgage-Related Securities.  Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers. These securities include collateralized mortgage obligations
("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs")
and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.  Mortgage-related securities issued by private issuers have greater credit risk.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

o     Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates.
They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Ginnie Mae, Fannie
                  Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing
                  Administration or guaranteed by the Department of Veterans'
                  Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index.
These are floating rate CMOs, and typically have a cap on the coupon rate.
Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X|  U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S.
government agencies or instrumentalities, some of which are described below.

o     GNMA Certificates. The Government National Mortgage Association
("GNMA") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development.  GNMA's
principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.  Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal
Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration

      The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie
Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers.  Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA.  In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However if those payments are insufficient, the guaranty agreements between the issuers of the
Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments.  If the issuers fail to make those payments, GNMA will do so.

      Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools.  An opinion of an
Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United
States backed by its full faith and credit."  GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages,
Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against
GNMA.  Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.
While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o     Federal Home Loan Mortgage Corporation ("FHLMC") Certificates.  FHLMC,
a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans.  FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:

(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the
                  mortgage loans in the pool represented by the FHLMC
                  Certificate, in each case whether or not such amounts are
                  actually received.

      The obligations of FHLMC under its guarantees are obligations solely of
FHLMC and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than FHLMC.

o     Federal National Mortgage Association (Fannie Mae) Certificates.
Fannie Mae, a federally-chartered and privately-owned corporation, issues
Fannie Mae Certificates which are backed by a pool of mortgage loans.  Fannie
Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received.  The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the
United States or any of its agencies or instrumentalities other than Fannie
Mae.

      |X|  Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the
Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.
Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

      The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books cash, U.S.
government securities or other high-grade debt securities in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

|X|   Commercial (Privately-Issued) Mortgage-Related Securities. The Fund may
invest up to 20% of its assets in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.
They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

      |X|  "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

      |X|  Zero-Coupon U.S. Government Securities.  The Fund may buy
zero-coupon U.S. government securities. These will typically be U.S. Treasury
Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Portfolio Turnover.  "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year.
For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year.

      Increased portfolio turnover could create higher transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, because the
Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund may from time to time employ the types of investment strategies and investments described below.  It is not required to use all of these strategies at all times and at times may not use them.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an ongoing basis.

      |X|  Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements as a cash management tool, but not as a source of leverage for investing. When the Fund enters into a reverse repurchase agreement, it segregates on its books an amount of cash or U.S. government securities equal in value to the purchase price of the securities it has committed to buy, plus accrued interest, until the payment is made to the seller. Before the
Fund enters into a reverse repurchase agreement, the Manager evaluates the creditworthiness of the seller, typically a bank or broker-dealer.  As a fundamental policy, the Fund will not enter into a reverse repurchase agreement unless the securities that collateralize the transaction have a maturity date not later than the settlement date of the transaction.

      |X|  Treasury Inflation-Protection Securities. The Fund can buy U.S.
Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on published changes the Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

      |X|  Floating Rate and Variable Rate Obligations.  Some of the
securities the Fund can purchase have variable or floating interest rates.
Variable rates are adjusted at stated periodic intervals.  Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard.  The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.  The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X|  Inverse Floaters.  The Fund can invest in a type of variable rate instrument known as an "inverse floater."  These pay interest at rates that vary as the rates on bonds change.  However, the rates of interest on inverse floaters move in the opposite direction of yields on other bonds in response to market changes.  As interest rates rise, inverse floaters produce less current income, and their market value can become volatile.

      Inverse floaters may offer relatively high current income, reflecting the spread between short- and long-term interest rates. As long as the yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations.  "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates.  When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful.  However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless. Inverse floaters are a form of derivative investment.

      |X|  When-Issued and Delayed-Delivery Transactions.  The Fund can
purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" (or "forward commitment") basis.
"When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted).  The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.  No income begins to accrue to the
Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction.  Their failure to do so may cause the
Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books cash, U.S. government securities or other high-grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the
Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|  Loans of Portfolio Securities.  To raise cash for liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of
Trustees. As a fundamental policy, these loans are limited to not more than
25% of the value of the Fund's total assets. The Fund currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of the Fund's total assets.  The Fund must receive collateral for a loan

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults..
Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower.  The
Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X|  Derivatives.  The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. A number of these derivative investments have been described above. Some other derivative investments the Fund may use are the hedging instruments described below in this Statement of Additional Information.

      |X|   Hedging.  Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures.  Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.
      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the
Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.  The particular hedging instruments the Fund can use are described below.  The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o     Futures.  The Fund can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"). An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction at a specified future date. Either party could also enter into an offsetting contract to close out the position.

      No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker").  Initial margin payments will be deposited with the
Fund's custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o     Put and Call Options.  The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.
o     Writing Covered Call Options.  The Fund can write (that is, sell)
covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised.  Up to 100% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

                                                                  When the
Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the option or when the
Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets.  The Fund will segregate additional liquid assets if the value of the segregated assets drops below
100% of the current value of the future.  Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o     Writing Put Options.  The Fund may sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The Fund will not write puts if, as a result, more than 50%
of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by segregated liquid assets.  The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.  If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price.
That price will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o     Purchasing Calls and Puts.  The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call.  If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.  Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o     Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The
Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities.  For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the
Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o     Interest Rate Swap Transactions.  The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Regulatory Aspects of Hedging Instruments.  When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC").  In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC.  The
Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position.  However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange
Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Investment Restrictions

      |X|  What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot make loans, except to the extent permitted under the
1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund may not borrow money, except to the extent permitted under the
1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot purchase securities on margin or make short sales of securities. However, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental policies.

o     The Fund cannot invest in real estate.

o     The Fund cannot underwrite securities of other companies.

o     The Fund cannot invest in securities of other investment companies, except if it acquires them as part of a merger, consolidation or acquisition of assets.

o     The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      As a non-fundamental policy, the Fund cannot invest in interests in oil, gas, or other mineral exploration or development programs.

      The Fund will not invest 25% or more of its assets in investments in any industry. There is no limit, however, on the Fund's investments in obligations of the U.S. government or its agencies or instrumentalities. For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this
Statement of Additional Information.  This is not a fundamental policy.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1982. Prior to August 16, 1985, the Fund operated as a money market fund with a fixed net asset value per share. Effective August 16, 1985, the Fund changed its investment objective and ceased to be a money market fund.  It can currently invest in securities of any maturity.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The
Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.
Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |X|   Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes.  The Board has done so, and the Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y.  All classes invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

                                                                  Shares are
freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      |X|   Meetings of Shareholders. As a Massachusetts business trust, the
Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less.
The Trustees may also take other action as permitted by the Investment
Company Act.

      |X|   Shareholder and Trustee Liability.  The Fund's Declaration of
Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner"
under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund.  The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*)
below are deemed to be "interested persons" of the Fund under the Investment
Company Act. All of the Trustees are Trustees or Directors of the following
New York-based Oppenheimer funds1:

Oppenheimer California Municipal Fund   Oppenheimer Large Cap Growth Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer Mid Cap Value
Oppenheimer Capital Preservation Fund   Oppenheimer Multi-Cap Value
Oppenheimer Developing Markets Fund     Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund              Oppenheimer Multiple Strategies Fund
Oppenheimer Emerging Technologies Fund  Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund        Oppenheimer Multi-State Municipal Trust
Oppenheimer Enterprise Fund             Oppenheimer Municipal Bond Fund
Oppenheimer Europe Fund                 Oppenheimer New York Municipal Fund
Oppenheimer Global Fund                 Oppenheimer Series Fund, Inc.
Oppenheimer Global Growth & Income Fund Oppenheimer U.S. Government Trust
Oppenheimer  Gold  &  Special  Minerals
Fund                                    Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund                 Oppenheimer Trinity Growth Fund
Oppenheimer International Growth Fund   Oppenheimer Trinity Value Fund
Oppenheimer     International     Small
Company Fund

      Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund.  As of December 11, 2000, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the
Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Mr. Donohue is a trustee of that plan.

Leon Levy, Chairman of the Board of Trustees, Age 75
280 Park Avenue, New York, New York 10017
General Partner of Odyssey Partners, L.P. (investment partnership) (since
1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Donald W. Spiro, Vice Chairman and Trustee, Age 75
Two World Trade Center, 34th Floor, New York, New York 10048-0203
Formerly he held the following positions: Chairman Emeritus (August 1991 -
August 1999), Chairman (November 1987 - January 1991) and a director (January
1969 - August 1999) of the Manager; President and Director of
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager and the
Fund's Distributor (July 1978 - January 1992).

Robert G. Galli, Trustee, Age 67
19750 Beach Road, Jupiter Island, Florida 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and
Executive Vice President (December 1977 - October 1995) of the Manager;
Executive Vice President and a director (April 1986 - October 1995) of
HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age 62
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since
1991) and a member of the National Academy of Sciences (since 1979); formerly
(in descending chronological order) a director of Bankers Trust Corporation,
Provost and Professor of Mathematics at Duke University, a director of
Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at
Harvard University.

Benjamin Lipstein, Trustee, Age 77
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business
Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age 71
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art
(Smithsonian Institute), Executive Committee of Board of Trustees of the
National Building Museum; a member of the Trustees Council, Preservation
League of New York State.

Kenneth A. Randall, Trustee, Age 73
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company),
Dominion Energy, Inc. (electric power and oil & gas producer), and Prime
Retail, Inc. (real estate investment trust); formerly President and Chief
Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
American Motorists Insurance Company and American Manufacturers Mutual
Insurance Company.

Edward V. Regan, Trustee, Age 70
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior
Fellow of Jerome Levy Economics Institute, Bard College; a director of
RBAsset (real estate manager); a director of OffitBank; Trustee, Financial
Accounting Foundation (FASB and GASB); President, Baruch College of the City
University of New York; formerly New York State Comptroller and trustee, New
York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age 69
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff
Limited (a U.K. temporary staffing company); a life trustee of International
House (non-profit educational organization), and a trustee of the Greenwich
Historical Society.

Clayton K. Yeutter, Trustee, Age 70
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a Washington, D.C. law firm). Other directorships: Caterpillar, Inc, Zurich Financial Services; ConAgra, Inc.;
FMC Corporation; Texas Instruments Incorporated; and Weyerhaeuser Co.
Formerly a director of Farmers Group, Inc.

John S. Kowalik, Vice President and Portfolio Manager; Age 43.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since July 1998) and of HarbourView
Asset Management Corporation (since April 2000); an officer and portfolio manager of other Oppenheimer funds; formerly Managing Director and Senior
Portfolio Manager at Prudential Global Advisors (June 1989 - June 1998).

Andrew J. Donohue, Secretary, Age 50
Two World Trade Center, New York, New York 10048-0203
Executive Vice President (since January 1993), General Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice
President and General Counsel (since September 1993) and a director (since
January 1992) of the Distributor; Executive Vice President, General Counsel
and a director (since September 1995) of HarbourView Asset Management
Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc.
and Oppenheimer Partnership Holdings, Inc., and of OFI Private Investments,
Inc. (since March 2000), and of Oppenheimer Trust Company (since May 2000);
President and a director of Centennial Asset Management Corporation (since
September 1995) and of Oppenheimer Real Asset Management, Inc. (since July
1996); General Counsel (since May 1996) and Secretary (since April 1997) of
Oppenheimer Acquisition Corporation; Vice President and a director (since
September 1997) of OppenheimerFunds International Ltd. and Oppenheimer
Millennium Funds plc; a director (since April 2000) of OppenheimerFunds
Legacy Program, a charitable trust program sponsored by the Manager and of
Trinity Investment Management Corporation (since March 2000); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer, Age:
41
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer (since March 1999) of HarbourView Asset Management Corporation,
Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings,
Inc., and of OFI Private Investments, Inc. (since March 2000) and of
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
(since May 2000); Treasurer (since May 2000) of Oppenheimer Trust Company;
Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corporation and of Centennial Asset Management Corporation; an officer of other
Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers
Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice
President and Chief Financial Officer of CS First Boston Investment
Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since
May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc.
(since May 1985), Shareholder Financial Services, Inc. (since November 1989);
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
(since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 35
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996);
Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997);
an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

      |X| Remuneration of Trustees.  The officers of the Fund receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended August 31, 2000. The compensation from all of the New
York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1999.

--------------------------------------------------------------------------------
                                                             Total
                                             Retirement      Compensation
                                             Benefits        From all
                            Aggregate        Accrued as Part New York-based
Trustee's Name              Compensation     of Fund         Oppenheimer
and Position                from Fund1       Expenses        Funds (29 Funds)2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         Leon Levy              $21,124          $10,856          $166,700
  Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Robert G. Galli3
  Study Committee Member         $6,253            $0             $177,715
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillip Griffiths4               $2,260            $0              $5,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Benjamin Lipstein          $21,583          $12,708          $144,100
  Study Committee Chairman,
  Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Elizabeth B. Moynihan         $6,645           $555            $101,500
  Study Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Kenneth A. Randall
  Audit Committee Chairman      $12,273          $6,738           $93,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      Edward V. Regan            $5,526            $0             $92,100
  Proxy Committee Chairman,
  Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell S. Reynolds, Jr.         $6,152          $2,018           $68,900
  Proxy Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donald W. Spiro5                 $2,652             $             $10,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Clayton K. Yeutter6          $3,753            $0             $51,675
  Proxy Committee Member
--------------------------------------------------------------------------------
1.    Aggregate  compensation  includes fees, deferred  compensation,  if any, and retirement plan benefits accrued for a Trustee or Director.
2.    For the 1999 calendar year.
3.    Total  Compensation  for the 1999 calendar  year  includes  compensation received  for  serving as a Trustee  or  Director  of 10 other  Oppenheimer funds.
4.    Includes  $2,260  deferred  under  the  Deferred  Compensation  Plan  as described below.
5.    Prior to August 1, 1999, Mr. Spiro was not an Independent Trustee.
6.    Includes  $938  deferred  under  the  Deferred   Compensation   Plan  as
   described below.
                                                                  |X|
Retirement Plan for Trustees.  The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received.  A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X|  Deferred Compensation Plan for Trustees.  The Board of Trustees
has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee.  The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.  Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X|  Major Shareholders.  As of December 11, 2000, the only person who owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were follows:

      BancOne Securities Corp., 733 Greencrest Drive, Westerville, Ohio
      43081, which owned 12,779,946.717 Class A shares (20.66% of the then-outstanding Class A shares) and 6,267,542.961 Class C shares
      (57.29% of the then-outstanding Class C shares), for the benefit of its customers.

      Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East,
      Jacksonville, Florida 32246, which owned 976,687.890 Class B shares
      (5.97% of the then-outstanding Class B shares) and 640,954.493 Class C shares (5.85% of the then-outstanding Class C shares) for the benefit of its customers.

      The New York Yacht Club which owned 37,377.687 Class Y shares (99.72%
      of the then-outstanding Class Y shares of the Fund).

The Manager.  The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

|X|   Code of Ethics.  The Fund, the Manager and the Distributor have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the
Fund and other funds advised by the Manager.  The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the
SEC's Internet website at http://www.sec.gov. Copies may be obtained, after
                          ------------------
paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
         -------------------
Section, Washington, D.C. 20549-0102.

      |X|  The Investment Advisory Agreement.   The Manager provides
investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers and associate portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's
Fixed Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

--------------------------------------------------------------------------------
Fiscal Year ended 8/31:       Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1998                                 $3,673,645
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1999                                 $4,710,907
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2000                                 $4,522,725
--------------------------------------------------------------------------------

    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

    The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the
Fund to use the name "Oppenheimer" as part of its name.
Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund.  The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.  The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The
Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the concessions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers
(other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The concessions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the concession is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the
Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager.    Most securities purchases
made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage concessions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market.  Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.  Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the
Fund, which could affect the supply and price of the securities.  If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.  When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in concession dollars.

      The Board of Trustees permits the Manager to use stated concessions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated concession, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The
Manager provides information to the Board about the concessions paid to brokers furnishing such services, together with the Manager's representation that the amount of such concessions was reasonably related to the value or benefit of such services.

--------------------------------------------------------------------------------
 Fiscal Year Ended 8/31:      Total Brokerage Concessions Paid by the Fund1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1998                                  $226,743
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1999                                 $358,8302
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2000                                  $340,955
--------------------------------------------------------------------------------
1.    Amounts do not include spreads or concessions on principal  transactions on a net trade basis.
2.    In the fiscal year ended 8/31/99,  the amount of  transactions  directed to brokers for research  services was  $6,664,897  and the amount of the concessions paid to broker-dealers for those services was $16,025.

                       Distribution and Service Plans1

The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below. Class N shares were not publicly offered during the Fund's fiscal year's depicted and therefore are not included in any of the charts located in this section of the Statement of
Additional Information.

-------------------------------------------------------------------------------
Fiscal    Aggregate     Class A      Concessions   Concessions   Concessions
          Front-End     Front-End
          Sales         Sales        on Class A    on Class B    on Class C
Year      Charges on    Charges      Shares        Shares        Shares
Ended     Class A       Retained by  Advanced by   Advanced by   Advanced by
8/31:     Shares        Distributor  Distributor1  Distributor1  Distributor1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1998     $1,159,123     $313,780     $164,214     $2,163,419     $177,771
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1999     $1,387,987     $352,357     $196,644     $3,692,550     $244,362
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2000     $1,385,828     $173,433     $743,110     $1,783,698      $93,959
-------------------------------------------------------------------------------
1.    The  Distributor  advances  concession  payments  to dealers for certain sales of Class A shares  and for sales of Class B and  Class C shares  from its own  resources  at the time of sale.  Includes  amounts  retained  by a broker-dealer that is an affiliate of the Distributor.

-------------------------------------------------------------------------------
Fiscal    Class A Contingent     Class B Contingent     Class C Contingent
Year      Deferred Sales         Deferred Sales         Deferred Sales
Ended     Charges Retained by    Charges Retained by    Charges Retained by
8/31:     Distributor            Distributor            Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2000           $109,429               $600,698               $25,434
-------------------------------------------------------------------------------

Distribution and Service Plans.  The Fund has adopted a Service Plan for
Class A shares and Distribution and Service Plans for Class B, Class C and
Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform, at no cost to the Fund to make those payments.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent
Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments  under the plans.
o     Class A Service Plan Fees.  Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The
Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended August 31, 2000 payments under the Class A
Plan totaled $1,309,481, all of which was paid by the Distributor to recipients. That included $78,939 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the
Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

o     Class B, Class C and Class N Service and Distribution Plan Fees. Under
each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period.  Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.  The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance.  However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased.  After the first year Class B or Class C shares are outstanding, after their purchase, the
Distributor makes service fee payments quarterly on those shares.  The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment.  If
Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

    The asset-based sales charge and service fees increase Class B and Class
C expenses by 1.00% and the asset-based sales charge increases Class N expenses by 0.25% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B and
Class N shares.  The Distributor retains the asset-based sales charge on
Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more.  If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or
Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.
      The  asset-based  sales  charges  on Class B, Class C and Class N shares allow  investors to buy shares without a front-end sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based  sales charges to the Distributor for its services rendered in distributing  Class B, Class C and Class N shares.  The  payments  are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may  finance  payment of sales  concessions  and/or  the  advance of the service fee  payment to  recipients  under the plans,  or may provide such  financing  from its own  resources or from the  resources of an affiliate,
o     employs personnel to support  distribution of Class B, Class C and Class
         N shares, and
o     bears  the  costs  of sales  literature,  advertising  and  prospectuses
         (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans.  If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 8/31/00*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:        Total Payments   Amount          Distributor's    Distributor's
                                               Aggregate        Unreimbursed
                                               Unreimbursed     Expenses as %
                               Retained by     Expenses Under   of Net Assets
              Under Plan       Distributor     Plan             of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan     $1,520,179      $1,290,3691      $6,820,619         4.85%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan      $778,765        $190,9362        $812,680          0.89%
--------------------------------------------------------------------------------
1.    Includes  $6,290  paid  to an  affiliate  of  the  Distributor's  parent company.
2.    Includes  $4,961  paid  to an  affiliate  of  the  Distributor's  parent company.
* The Fund did not offer Class N Shares  during its fiscal  year ended  August
31, 2000.

    All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"dividend yield," "average annual total return," "cumulative total return,"
"average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the
Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at
http://www.oppenheimerfunds.com.
      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received
in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns.
      Each class of shares calculates its yield separately because of the different expenses that affect each class.

o     Standardized Yield.  The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period.
It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                    ( cd)

      The symbols above represent the following factors:

      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the  average  daily  number  of shares  of that  class  outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any
30-day period.

o     Dividend Yield.  The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B, Class
C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges.  There is no sales charge on
Class Y shares.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

  --------------------------------------------------------------------
        The Fund's Yields for the 30-Day Periods Ended 8/31/00*
  --------------------------------------------------------------------
  --------------------------------------------------------------------
  Class of       Standardized Yield             Dividend Yield
  Shares
  --------------------------------------------------------------------
  --------------------------------------------------------------------
             Without        After        Without        After
             Sales          Sales        Sales          Sales
             Charge         Charge       Charge         Charge
  --------------------------------------------------------------------
  --------------------------------------------------------------------
  Class A        6.29%         5.98%         6.13%          5.84%
  --------------------------------------------------------------------
  --------------------------------------------------------------------
  Class B        5.49%          N/A          5.36%           N/A
  --------------------------------------------------------------------
  --------------------------------------------------------------------
  Class C        5.49%          N/A          5.35%           N/A
  --------------------------------------------------------------------
  --------------------------------------------------------------------
  Class Y        6.63%          N/A          6.43%           N/A
  --------------------------------------------------------------------
      * Class N shares were not offered for sale during the Fund's fiscal year ended 8/31/00.

      |X|   Total Return Information.  There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

                                                                  In
calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below).  For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. For
Class N shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year and life-of-class periods, as applicable. There is no sales charge on Class Y shares.

o     Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

o     Cumulative  Total Return.  The  "cumulative  total  return"  calculation measures the change in value of a  hypothetical  investment  of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors  as average annual total return,  but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P

o     Total  Returns at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average  annual  total  return "at net asset value"
(without  deducting sales charges) for each class of shares.  Each is based on the  difference  in net asset value per share at the  beginning and the end of the  period for a  hypothetical  investment  in that class of shares  (without considering  front-end or contingent  deferred  sales  charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 8/31/00*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class    Cumulative Total              Average Annual Total Returns
            Returns (10
of           years or
Shares    life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                1-Year            5-Year           10-Year
                                  (or               (or              (or
                            life-of-class)    life-of-class)    life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         After    Without  After    Without  After    Without  After    Without
         Sales    Sales    Sales    Sales    Sales    Sales    Sales    Sales
         Charge   Charge   Charge   Charge   Charge   Charge   Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A   90.93%1 100.44%1    1.94%    7.03%    5.06%    6.09%   6.68%1  7.20%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B   30.21%2  31.18%2    1.22%    6.22%    4.96%    5.28%   5.30%2  5.45%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C   39.15%3  39.15%3    5.21%    6.21%    5.29%    5.29%   5.02%3  5.02%3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y    9.51%4   9.51%4    7.39%    7.39%   4.05%4   4.05%4      N/A     N/A
--------------------------------------------------------------------------------
1. Inception of Class A:      8/16/85
2. Inception of Class B:      7/21/95
3. Inception of Class C:      12/1/93
4. Inception of Class Y:      5/18/98
* Class N shares were not offered for sale during the Fund's fiscal year ended 8/31/00.

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical
Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

o     Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by
Morningstar, Inc., an independent mutual fund monitoring service.
Morningstar rates and ranks mutual funds in broad investment categories:
domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the intermediate government fund category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's)
one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses.  Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns.  Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category.
Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom
10%).  The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking
(weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating
(weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating.  Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted.  For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

o     Performance Rankings and Comparisons by Other Entities and
Publications.  From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.
A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least $25.  Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00
P.M., but may close earlier on certain days.  If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated.  The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

      |X|  Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A, Class B and Class N shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A, Class B and Class N shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A, Class B and Class N shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
            Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The  Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for which the Distributor acts as the distributor or the  sub-distributor  and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer  Main Street Growth & Income
                                          Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Income Fund           Oppenheimer Mid Cap Value Fund
Oppenheimer Champion Income Fund          Oppenheimer Multi-Cap Value Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund       Oppenheimer Municipal Bond Fund
Oppenheimer Disciplined Allocation Fund   OSM1 - Mercury Advisors S&P 500 Index
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Value Fund                    Fund
Oppenheimer Discovery Fund                Oppenheimer New York Municipal Fund
Oppenheimer Emerging Growth Fund          Oppenheimer New Jersey Municipal Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Enterprise Fund               OSM1 - QM Active Balanced Fund
Oppenheimer Europe Fund                   Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Florida Municipal Fund        Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
OSM1- Gartmore Millennium Growth Fund     Inc.
Oppenheimer Global Fund                   Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Growth & Income Fund   Oppenheimer Quest Small Cap Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Quest Value Fund, Inc.
Oppenheimer Growth Fund                   Oppenheimer Real Asset Fund
Oppenheimer High Yield Fund               OSM1 - Salomon Brothers Capital Fund
Oppenheimer Intermediate Municipal Fund   Oppenheimer Senior Floating Rate Fund
Oppenheimer International Bond Fund       Oppenheimer Strategic Income Fund
Oppenheimer International Growth Fund     Oppenheimer Total Return Fund, Inc.
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Trinity Core Fund
OSM1 -Jennison Growth Fund                Oppenheimer Trinity Growth Fund
Oppenheimer Large Cap Growth Fund         Oppenheimer Trinity Value Fund
Oppenheimer Limited-Term Government Fund  Oppenheimer U.S. Government Trust
                                          Limited-Term New York Municipal Fund
and the following money market funds:     Rochester Fund Municipals
                                          Centennial New York Tax Exempt
Centennial America Fund, L. P.            Trust
Centennial California Tax Exempt
Trust                                     Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
                                          Oppenheimer Money Market Fund,
Centennial Money Market Trust             Inc.

1. "OSM" is Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.  You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class
B shares of the Fund (and other Oppenheimer funds) during a 13-month period
(the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow.  Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.  If total eligible purchases during the
Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate.
That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.
      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter of Intent.  If the intended  purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period,  there will be no adjustment of concessions  paid to the  broker-dealer  or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of
Intent period will be deducted.  It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent.  For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge adjustment will apply to any shares redeemed prior to the completion of the
Letter.  If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans.  To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25)
for the initial purchase with your application.  Shares purchased by Asset
Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus.  Asset Builder
Plans are available only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.  Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically.  Normally the debit will be made two business days prior to the investment dates you selected on your Application.  Neither the Distributor, the Transfer Agent or the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor.  Complete the application and return it.  You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.  The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this
Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce
Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds)
invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their
Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different shareholder privileges and features.  The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund.  A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix _ to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

      |X|  Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the
Fund's assets and are  not paid directly by shareholders.  However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.  Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day.  The Fund's net asset values will not be calculated on those days, and the values of some of the
Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      |X|  Securities Valuation.  The Fund's Board of Trustees has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date.  If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the
Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.
Checkwriting.  When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.  This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund.  Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.  This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks.  The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
         Fund's drafts (checks) are payable to pay all checks drawn on the
         Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
         Checkwriting card or the Application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire.  The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.  In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business.  No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order.  The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

                                                                  Any capital
gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from the redemption.
However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash.  However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash.  In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix.  The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations.
If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from
OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee,
OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this
Statement of Additional Information.  The request must
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.  Unless the shareholder has provided the
Transfer Agent with a certified tax identification number, the Internal
Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Fund, the Manager, the
Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.  The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes.
Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00
P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.  Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent.  Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the Account Application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated
below.  These provisions may be amended from time to time by the Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can authorize the
Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange
Plan.  The minimum amount that may be exchanged to each other fund account is
$25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans.  Fund shares will be redeemed as necessary to meet withdrawal payments.  Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.  Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent.  The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form.  Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of
Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds.  Shares of
Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at
1.800.525.7048.
o     All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market
      Trust, Centennial Tax Exempt Trust, Centennial Government Trust,
      Centennial New York Tax Exempt Trust, Centennial California Tax Exempt
      Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus.
      Class N shares can be exchanged only for Class N shares of other
      Oppenheimer funds.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other
      Oppenheimer funds may not be exchanged back for Class A shares of
      Senior Floating Rate Fund.
o     Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase shares of
      Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or
      Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of
      Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of
      Oppenheimer Senior Floating Rate Fund acquired in the exchange. The
      Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of
      Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o     Class A, Class B, Class C and Class Y Shares of Oppenheimer Select
      Managers Mercury Advisors S&P Index Fund and Oppenheimer Select
      Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor.  Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased.  If requested, they must supply proof of entitlement to this privilege.

                                                                  Shares of
the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time.  Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law.  It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

      |X|  How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge.  However, when
Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged
Class B shares.  The Class C contingent deferred sales charge is imposed on
Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. A contingent deferred sales charge of 1.00% will be imposed if the retirement plan is terminated or
Class N shares of all Oppenheimer funds are terminated as an investment option of the plan within 18 months after the plan's first purchase of Class
N shares of any Oppenheimer fund.

      When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.
Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.  The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date").  Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.  When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset
Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so.  However, special redemption and exchange features such as Automatic Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer
Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.  The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C or Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by
checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions.  The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

          Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. It is unlikely that the
Fund's dividends will qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify).
That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund
(unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions.  The Fund qualified as a regulated investment company in its last fiscal year.  The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year.  If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor.  The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis.  It also acts as shareholder servicing agent for the other Oppenheimer funds.
Shareholders should direct inquiries about their accounts to the Transfer
Agent at the address and toll-free numbers shown on the back cover.

The Custodian.  Citibank, N.A. is the custodian of the Fund's assets.  The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors.  KPMG LLP are the independent auditors of the Fund.
They audit the Fund's financial statements and perform other related audit services.  They also act as auditors for certain other funds advised by the
Manager and its affiliates.

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer U.S. Government Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer U.S. Government Trust as of August 31, 2000, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the two-month period ended August 31, 1996, and the year ended June 30,
1996. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers;
and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer
U.S. Government Trust as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the two-month period ended August 31, 1996, and the year ended June 30, 1996, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Denver, Colorado
September 22, 2000

STATEMENT OF INVESTMENTS August 31, 2000

                                                      Principal     Market Value
                                                        Amount       See Note 1
================================================================================
   Mortgage-Backed Obligations--75.3%
--------------------------------------------------------------------------------
   Government Agency--55.6%
--------------------------------------------------------------------------------
   FHLMC/FNMA/Sponsored--48.3%
   Federal Home Loan Mortgage Corp., Collateralized
   Mtg. Obligations, Gtd. Multiclass Mtg.
   Participation Certificates:
   8%, 7/1/30(1)                                    $ 10,000,000    $ 10,100,000
   9.50%, 12/1/02-11/1/03                                114,579         116,764
   14%, 1/1/11                                           145,446         163,397
   Series 151, Cl. F, 9%, 5/15/21                      1,130,831       1,177,829
   Series 1585, Cl. J, 6.50%, 10/15/22                12,500,000      12,324,125
   Series 1673, Cl. H, 6%, 11/15/22                    5,000,000       4,746,850
   Series 1702-A, Cl. PD, 6.50%, 4/15/22               6,259,000       6,137,701
   Series 1727, Cl. H, 6.50%, 8/15/23                 10,000,000       9,640,600
   Series 2040, Cl. PE, 7.50%, 3/15/28                 5,100,000       5,101,581
   Series 2072, Cl. PN, 5.75%, 7/15/24                 5,500,000       5,156,250
   Series 2130, Cl. NA, 6.25%, 3/15/29                 6,185,276       5,522,276
   Series 2132, Cl. GA, 6.15%, 2/15/27                 3,468,708       3,315,843
   Series 2149, Cl. EA, 6.50%, 9/15/26                 4,118,163       4,004,914
   Series 2215, Cl. PH, 6.50%, 2/15/30                 6,000,000       5,555,580
   Series 2219, Cl. PH, 6.50%, 12/15/23               15,000,000      14,653,050
   Series 2228, Cl. PQ, 7.50%, 8/15/25                10,000,000      10,171,800
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., Gtd. Multiclass
   Mtg. Participation Certificates:
   7.50%, 9/1/12                                       7,698,054       7,737,314
   11.50%, 6/1/20                                        367,440         401,888
   12.50%, 7/1/19                                        760,895         845,888
   13%, 8/1/15                                           743,502         835,042
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped
   Mtg.-Backed Security:
   Series 164, Cl. A, 7.329%, 3/1/24(2)                9,158,146       2,930,607
   Series 192, Cl. IO, 10.444%, 2/1/28(2)             29,271,673       8,822,665
   Series 197, Cl. IO, 11.248%, 4/1/28(2)                430,681         131,627
   Series 199, Cl. IO, 18.28%, 8/1/28(2)              36,268,566      11,458,600
   Series 202, Cl. IO, 9.986%, 4/1/29(2)              11,340,110       3,625,291
   Series 203, Cl. IO, 9.973%, 6/15/29(2)             23,351,590       7,669,538
   Series 205, Cl. IO, 11.371%, 9/15/29(2)            14,308,735       4,540,788
   Series 206, Cl. IO, 15.337%, 12/15/29(2)            4,826,112       1,522,488
   Series 303, Cl. IO, 14.794%, 11/1/29(2)             4,747,411       1,420,514
   Series 1991, Cl. PJ, 10.948%, 9/15/27(2)            5,000,000       2,140,625
   Series 2030, Cl. PE, 11.01%, 2/15/28(2)             2,000,000         734,375
   Series 2052, Cl. IB, 10.719%, 4/15/28(2)            4,000,000       1,997,500
   Series 2197, Cl. PL, 12.114%, 6/15/24(2)            3,274,857         606,872
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., Principal-Only Stripped
   Mtg.-Backed Security, Series 1688,
   Cl.PO, 8.395%, 3/15/14(3)                           2,923,596       1,783,394
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp.--Government National
   Mortgage Assn., Gtd. Multiclass Mtg.
   Participation Certificates,
   Series 28, Cl. PG, 6.875%, 2/25/23                  5,712,000       5,594,161

                      12 OPPENHEIMER U.S. GOVERNMENT TRUST

                                                         Principal  Market Value
                                                           Amount    See Note 1
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 11/1/28                                      $ 12,097,931    $ 11,570,703
6.50%, 7/25/12(1)                                     13,800,000      13,437,750
7%, 8/25/29-4/1/30                                    16,781,047      16,361,208
7%, 9/25/27(1)                                        45,000,000      43,861,050
7.50%, 9/1/29-1/1/30                                  37,899,646      37,654,771
7.50%, 9/1/29(1)                                      15,000,000      14,896,950
8%, 9/1/29(1)                                         30,000,000      30,262,500
11%, 7/1/16                                              479,265         518,810
11.50%, 11/1/15                                          260,177         284,570
12%, 2/15/16-4/15/19                                   2,209,797       2,453,560
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized
Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                      2,520,000       2,577,481
Trust 1993-202, Cl. PH, 6.50%, 2/25/22                 2,601,615       2,551,196
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                  4,000,000       3,913,720
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                  7,500,000       7,340,625
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Mtg.
Pass-Through Certificates:
8%, 12/1/22                                            1,043,636       1,058,759
13%, 11/1/12                                              19,768          21,937
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd.
Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1994-56, Cl. H, 6%, 7/25/22                      6,900,000       6,626,139
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 294, Cl. 2, 10.282%, 2/1/28(2)                   4,618,638       1,407,963
Trust 302, Cl. 2, 9.243%-9.998%, 6/1/29(2)            37,458,307      11,893,014
Trust G93-15, Cl. JA, 14.167%, 4/25/23(2)              2,657,412         709,184
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security:
Trust 303, Cl. PO, 5.032%, 11/1/29(1,3)               11,868,528       8,256,045
Trust 1999-51, Cl. M, 4.572%, 10/25/29(3)              4,731,382       2,395,262
                                                                     -----------
                                                                     382,740,934

--------------------------------------------------------------------------------
GNMA/Guaranteed--7.3%
Government National Mortgage Assn.:
6.50%, 11/15/23-2/20/29                               12,153,865      11,628,438
7%, 1/15/28-8/15/28                                   12,119,007      11,895,660
7.25%, 12/15/05                                           13,756          13,854
7.375%, 4/20/17(4)                                       173,774         174,807
7.50%, 10/15/06-11/15/26                              14,491,080      14,512,887
8%, 4/15/02-8/15/28                                    7,799,672       7,917,652
8.25%, 4/15/08                                            63,279          64,983
8.50%, 6/15/01-1/15/06                                    13,901          13,962
9%, 9/15/08-5/15/09                                      167,220         173,487
9.50%, 4/15/01(5)                                            920             925
9.50%, 7/15/18-1/15/20                                   422,729         443,163
10%, 6/15/16-8/15/19                                     867,037         927,186
10.50%, 11/15/00(5(                                        1,139           1,145
10.50%, 2/15/13-5/15/21                                2,254,174       2,437,801
11%, 10/20/19-7/20/20                                  1,756,183       1,884,718
11.50%, 2/15/13-4/15/13                                   69,564          76,381

                      13 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued

                                                                        Principal   Market Value
                                                                          Amount     See Note 1
------------------------------------------------------------------------------------------------
   GNMA/Guaranteed Continued
   Government National Mortgage Assn.: continued

   12%, 12/15/12-3/15/14                                               $   9,094       $  10,091
   12.50%, 1/15/14-6/15/19                                               393,064         439,230
   13%, 4/15/11-12/15/14                                                  72,007          80,620
   13.50%, 4/15/11-8/15/14                                                67,276          76,761
   14%, 6/15/11                                                           18,667          21,492
------------------------------------------------------------------------------------------------
   Government National Mortgage Assn., Interest-Only Stripped
   Mtg.-Backed Security, Series 1999-29,
   Cl. PI, 10.806%, 7/16/28(2)                                        17,225,167       4,607,732
                                                                                      ----------
                                                                                      57,402,975
------------------------------------------------------------------------------------------------
   Private--19.7%
------------------------------------------------------------------------------------------------
   Commercial--13.2%
   Asset Backed Securities Corp. Long Beach Home Equity Loan Trust,
   Home Equity Loan Pass-Through Certificates,
   Series 2000-LB1, Cl. M2F, 8.70%, 3/21/29                            5,000,000       4,998,438
------------------------------------------------------------------------------------------------
   Asset Securitization Corp./Nomura Asset Capital Corp., Commercial
   Mtg. Pass-Through Certificates,
   Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                            5,000,000       4,939,063
------------------------------------------------------------------------------------------------
   Capital Lease Funding Securitization LP, Interest-Only Corporate
   Credit-Backed Pass-Through Certificates,
   Series 1997-CTL1, 9.459%-9.479%, 6/22/24(2,5)                      62,235,388       2,275,481
------------------------------------------------------------------------------------------------
   Commercial Mortgage Acceptance Corp., Interest-Only Stripped
   Mtg.-Backed Security,
   Series 1996-C1, Cl. X-2, 18.309%, 12/25/20(2,5)                    19,820,146         247,752
------------------------------------------------------------------------------------------------
   CRIIMI MAE Trust I, Commercial Mtg. Trust:
   Series 1998-C1, Cl. A1, 7%, 11/2/06(6)                              4,500,000       4,147,383
   Series 1998-C1, Cl. A2, 7%, 3/2/11(6)                               5,000,000       4,500,000
------------------------------------------------------------------------------------------------
   CS First Boston Mortgage Securities Corp., Interest-Only Stripped
   Mtg.-Backed Security,
   Series 1998-C1, Cl. AX, 8.511%, 4/11/30(2)                         24,527,663       1,525,314
------------------------------------------------------------------------------------------------
   CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
   Certificates,
   Series 1999-C1, Cl. C, 7.942%, 9/15/09(4)                          10,000,000      10,029,688
------------------------------------------------------------------------------------------------
   Embarcadero Aircraft Securitization Trust Bonds, Series 2000-A,
   Cl. B, 7.72%, 8/15/25(4,5)                                          5,000,000       5,000,000
------------------------------------------------------------------------------------------------
   FDIC Real Estate Mortgage Investment Conduit Trust, Commercial
   Mtg. Pass-Through Certificates,
   Series 1994-C1, Cl. 2G, 8.70%, 9/25/25                              3,000,000       2,880,000
------------------------------------------------------------------------------------------------
   First Union-Lehman Brothers Commercial Mortgage Trust,
   Interest-Only Stripped Mtg.-Backed Security, Series 1998-C2,
   Cl. IO, 9.669%, 5/18/28(2)                                         29,171,607       1,028,983
------------------------------------------------------------------------------------------------
   GMAC Commercial Mtg. Securities, Inc., Mtg. Pass-Through
   Certificates, Interest-Only Stripped Mtg.-Backed Security,
   Series 1997-C1, Cl. X, 8.375%, 7/15/27(2)                          22,003,174       1,650,238
------------------------------------------------------------------------------------------------
   Goldman Sachs Group LP, Commercial Mtg. Pass-Through Certificates,
   Series 2000-CCT, Cl. E, 8.15%, 12/15/04(5)                          1,000,000       1,000,000
------------------------------------------------------------------------------------------------
   LB Commercial Conduit Mortgage Trust, Sub. Bonds,
   Series 1999-C1,
   Cl. E, 7.02%, 10/15/30                                              6,602,000       6,044,956
------------------------------------------------------------------------------------------------
   Morgan Stanley Capital I, Inc., Commercial Mtg.
   Pass-Through Certificates,
   Series 1995-GAL1, Cl. C, 7.95%, 8/15/27(5)                          5,014,988       5,087,078
------------------------------------------------------------------------------------------------
   MSF Funding LLC, Collateralized Mtg. Obligations,
   Series 2000-1, Cl. A, 9.12%, 7/25/07(4,5)                           5,000,000       5,000,000

                      14  OPPENHEIMER U.S. GOVERNMENT TRUST

                                                       Principal    Market Value
                                                         Amount      See Note 1
--------------------------------------------------------------------------------
Nomura Asset Securitization Corp., Commercial
Mtg. Pass-Through Certificates, Series 1998-D6,
Cl. A3, 7.239%, 3/17/28(4)                          $  7,500,000    $  7,119,141
--------------------------------------------------------------------------------
Providian Master Trust Sub. Bonds,
Series 2000-2, Cl. C, 7.98%, 4/15/09(5)                3,000,000       2,995,313
--------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg.
Pass-Through Certificates:
Series 1993-C1, Cl. D, 9.45%, 5/25/24                    211,145         209,991
Series 1994-C1, Cl. C, 8%, 6/25/26                     1,235,330       1,229,540
Series 1995-C1, Cl. D, 6.90%, 2/25/27                  7,677,000       7,510,865
--------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII,
Commercial Mtg. Pass-Through Certificates,
Series 2000-NL1, Cl. A2, 6.905%, 9/15/08(5)           10,000,000       9,618,750
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Multiclass Pass-Through Certificates:
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                3,700,000       3,668,781
Series 1999-C3, Cl. G, 8.07%, 3/20/02(4)               9,492,345       9,524,975
--------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series
1995-2B, Cl. IO, 16.879%, 6/15/25(2)                  78,783,762       2,486,612
                                                                     -----------
                                                                     104,718,342

--------------------------------------------------------------------------------
Manufactured Housing--0.6%
Conseco Finance Securitizations Corp., Home
Equity Loan Pass-Through Certificates,
Series 2000-4, Cl. M1, 8.73%, 5/1/32                   5,000,000       5,032,813
--------------------------------------------------------------------------------
Residential--5.9%
Amortizing Residential Collateral Trust,
Collateralized Mtg. Obligations,
Trust 2000-BC1, Cl. B, 8.901%, 1/25/30(4,5)            2,000,000       1,998,125
--------------------------------------------------------------------------------
Block Mortgage Finance, Inc., Asset
Backed Certificates, Series 1999-1,
Cl. A2, 6%, 4/27/20                                    5,000,000       4,900,000
--------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1993-12, Cl. B1, 6.625%, 2/25/24                       2,767,841       2,515,276
--------------------------------------------------------------------------------
Imperial CMB Trust, Collaterized Mtg.
Obligations, Trust 1998-1,
Cl. B, 7.25%, 11/25/29                                 3,208,016       3,121,801
--------------------------------------------------------------------------------
Northwest Asset Securities Corp.,
Collateralized Mtg. Obligations,
Series 1996-5, Cl. A17, 8%, 11/25/26                   5,000,000       5,015,600
--------------------------------------------------------------------------------
Option One Mortgage Trust,
Collateralized Mtg. Obligations:
Series 1999-2, 9.66%, 6/25/29(5)                      12,085,309      11,862,486
Series 1999-4, Cl. BBB, 9.67%, 12/26/29                3,339,133       3,323,482
--------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc.,
Mtg. Pass-Through Certificates:
Series 1993-S10, Cl. A9, 8.50%, 2/25/23                  194,048         195,019
Series 1993-S47, Cl. A18, 6.50%, 12/25/23              3,761,107       3,676,482
Series 1998-S31, Cl. A1, 6.50%, 12/25/28               5,075,456       4,835,946
--------------------------------------------------------------------------------
Washington Mutual Finance Corp.,
Collateralized Mtg. Obligations,
Series 2000-1, Cl. M3, 8.37%, 1/25/40(5)               5,000,000       4,956,250
                                                                      ----------
                                                                      46,400,467
                                                                      ----------
Total Mortgage-Backed Obligations (Cost $593,607,533)                596,295,531

                      15  OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

                                                     Principal      Market Value
                                                       Amount        See Note 1
=================================================================================

   U.S. Government Obligations--34.9%
   U.S. Treasury Bonds:

   6.125%, 11/15/27                                $ 28,900,000    $  29,893,437
   6.25%, 5/15/30                                    34,530,000       37,367,952
   8.875%, 2/15/19                                    9,055,000       11,975,238
   11.25%, 2/15/15                                    1,450,000        2,182,704
   STRIPS, 6.44%, 11/15/18(7)                        38,700,000       13,309,975
---------------------------------------------------------------------------------
   U.S. Treasury Nts.:
   5.25%, 5/15/04                                    17,000,000       16,553,750
   5.25%, 5/31/01                                    10,000,000        9,921,880
   5.625%, 2/15/06                                    8,000,000        7,857,504
   5.625%, 5/15/08(8)                                44,000,000       43,147,500
   5.875%, 11/15/04                                  14,000,000       13,921,250
   6%, 8/15/09                                          460,000          462,875
   6.25%, 8/31/02(8)                                 45,500,000       45,542,679
   6.375%, 6/30/02                                    6,000,000        6,016,878
   6.50%, 2/15/10                                    15,000,000       15,660,945
   6.50%, 5/31/01                                     8,000,000        8,010,000
   6.75%, 5/15/05                                    10,000,000       10,312,500
   STRIPS, 6.88%, 5/15/09(7)                          6,800,000        4,068,270
                                                                   --------------
   Total U.S. Government
   Obligations (Cost $270,214,481)                                   276,205,337

                                    Date    Strike    Contracts
=================================================================================
   Options Purchased--0.0%

   U.S. Treasury Nts. Futures,
   10 yr., 9/20/00
   (Cost $82,350)                 9/22/00     100%          720           45,000

                                                      Principal
                                                         Amount
=================================================================================
   Repurchase Agreements--4.4%

   Repurchase agreement with Banc One
   Capital Markets, Inc., 6.57%,
   dated 8/31/00, to be repurchased
   at $34,734,338 on 9/1/00,
   collateralized by U.S. Treasury
   Bonds, 11.875%, 11/15/03, with
   a value of $12,532,816 and
   U.S. Treasury Nts., 4.625%-7.875%,
   12/31/00-11/15/04, with a value of
   $22,914,972 (Cost $34,728,000                    $34,728,000       34,728,000
---------------------------------------------------------------------------------
   Total Investments, at Value (Cost
   $898,632,364)                                          114.6%     907,273,868
---------------------------------------------------------------------------------
   Liabilities in Excess of Other Assets                  (14.6)    (115,737,732)
                                                     ----------------------------
   Net Assets                                             100.0%    $791,536,136
                                                     ============================

                      16  OPPENHEIMER U.S. GOVERNMENT TRUST

Footnotes to Statement of Investments

1. When-issued security to be delivered and settled after August 31, 2000.
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $75,433,763 or 9.53% of the Fund's net assets as of August 31, 2000.
3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
4. Represents the current interest rate for a variable or increasing rate security.
5. Identifies issues considered to be illiquid or restricted--See Note 6 of
Notes to Financial Statements.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $8,647,383 or 1.09% of the Fund's net assets as of August 31, 2000.
7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
8. Securities with an aggregate market value of $2,094,939 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

                      17  OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2000

===========================================================================================

Assets

Investments, at value (cost $898,632,364)--see accompanying statement      $  907,273,868
-------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis                                       102,542,069
Interest and principal paydowns                                                 6,956,995
Shares of beneficial interest sold                                              1,964,047
Daily variation on futures contracts                                              267,249
                                                                           ----------------
Total assets                                                                1,019,004,228
===========================================================================================

Liabilities

Bank overdraft                                                                     23,421
-------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis                                  223,436,759
Shares of beneficial interest redeemed                                          1,868,474
Dividends                                                                         660,169
Transfer and shareholder servicing agent fees                                     497,022
Distribution and service plan fees                                                319,644
Trustees' compensation                                                            256,845
Daily variation on futures contract                                               107,625
Other                                                                             298,133
                                                                           ----------------
Total liabilities                                                             227,468,092
===========================================================================================
Net Assets                                                                 $  791,536,136
                                                                           ================
Composition of Net Assets

Paid-in capital                                                            $  836,453,665
-------------------------------------------------------------------------------------------
Undistributed net investment income                                               651,260
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                     (54,390,729)
-------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                      8,821,940
                                                                           ----------------
Net Assets                                                                 $  791,536,136
                                                                           ================
===========================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redempton price per share (based on net assets of $559,194,207 and 60,830,834 shares of beneficial interest
outstanding)                                                                        $9.19
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                         $9.65
-------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $140,512,399 and 15,304,480 shares of beneficial
interest outstanding)                                                               $9.18
-------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $91,496,210
and 9,968,753 shares of beneficial interest outstanding)                            $9.18
------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $333,320 and 36,270 shares of
beneficial interest outstanding)                                                    $9.19

See accompanying Notes to Financial Statements.

                      18  OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2000

================================================================================
   Investment Income

   Interest                                                       $ 57,742,277
================================================================================
   Expenses

   Management fee                                                    4,522,725
--------------------------------------------------------------------------------
   Distribution and service plan fees:
   Class A                                                           1,309,481
   Class B                                                           1,520,179
   Class C                                                             778,765
--------------------------------------------------------------------------------
   Transfer and shareholder servicing agent fees:
   Class A                                                           1,075,977
   Class B                                                             293,467
   Class C                                                             157,749
   Class Y                                                                  35
--------------------------------------------------------------------------------
   Custodian fees and expenses                                         201,635
--------------------------------------------------------------------------------
   Trustees' compensation                                               88,221
--------------------------------------------------------------------------------
   Other                                                               414,250
                                                                  --------------
   Total expenses                                                   10,362,484
   Less expenses paid indirectly                                       (54,444)
                                                                  --------------
   Net expenses                                                     10,308,040

================================================================================
   Net Investment Income                                            47,434,237

================================================================================
   Realized and Unrealized Gain (Loss)

   Net realized loss on:
   Investments                                                    (16,368,551)
   Closing of futures contracts                                    (4,494,569)
                                                                  --------------
   Net realized loss                                              (20,863,120)

--------------------------------------------------------------------------------
   Net change in unrealized appreciation on investments            23,566,114
                                                                  --------------
   Net realized and unrealized gain                                 2,702,994

================================================================================
   Net Increase in Net Assets Resulting from Operations           $50,137,231
                                                                  ==============

See accompanying Notes to Financial Statements.

                      19  OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,                                                2000           1999
==========================================================================================
Operations

Net investment income                                       $ 47,434,237    $ 45,688,652
------------------------------------------------------------------------------------------
Net realized loss                                            (20,863,120)    (20,494,402)
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)          23,566,114     (30,866,136)
                                                             -----------------------------
Net increase (decrease) in net assets resulting from
operations                                                    50,137,231      (5,671,886)
==========================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment
income:
Class A                                                      (34,181,276)    (33,809,733)
Class B                                                       (8,382,464)     (7,957,107)
Class C                                                       (4,305,333)     (2,827,598)
Class Y                                                           (1,720)            (62)
------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                         (410,863)       (799,667)
Class B                                                         (100,744)       (217,465)
Class C                                                          (51,781)        (77,019)
Class Y                                                              (56)             (1)

==========================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                      (21,962,697)      42,350,597
Class B                                                      (34,285,804)      66,248,916
Class C                                                       23,372,786       31,017,430
Class Y                                                          330,557                3

==========================================================================================
Net Assets

Total increase (decrease)                                    (29,842,164)      88,256,408
------------------------------------------------------------------------------------------
Beginning of period                                          821,378,300      733,121,892
                                                           -------------------------------
End of period (including undistributed net investment
income of $651,260 and $679,602, respectively)              $791,536,136     $821,378,300
                                                           ===============================

See accompanying Notes to Financial Statements.

                      20  OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

                                                                                                            Year            Year
                                                                                                           Ended           Ended
                                                                                                         Aug. 31,        June 30,
Class A                                     2000            1999            1998            1997         1996/1/            1996
==================================================================================================================================
Per Share Operating Data

Net asset value, beginning of period       $9.15           $9.74           $9.48           $9.23           $9.30           $9.51
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        .58             .56             .65             .71             .10             .67
Net realized and unrealized gain
(loss)                                       .04            (.59)            .26             .23            (.07)           (.21)
                                         -----------------------------------------------------------------------------------------
Total income (loss) from
investment operations                        .62            (.03)            .91             .94             .03             .46
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income        (.57)           (.55)           (.65)           (.69)           (.10)           (.66)
Tax return of capital distribution          (.01)           (.01)             --              --              --            (.01)
                                         -----------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.58)           (.56)           (.65)           (.69)           (.10)           (.67)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.19           $9.15           $9.74           $9.48           $9.23           $9.30
                                         =========================================================================================
==================================================================================================================================
Total Return, at Net Asset Value/2/         7.03%          (0.40)%          9.26%          10.45%           0.42%           4.91%

==================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                              $559,194        $579,064        $573,792        $468,809        $503,693        $504,966
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $542,931        $591,229        $516,173        $478,410        $508,123        $452,236
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                       6.37%           5.85%           6.17%           7.58%           6.64%           7.07%
Expenses                                    1.12%           1.06%           1.03%/4/        1.06%/4/        1.09%/4/        1.08%/4/
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      181%            199%             80%             43%              6%            400%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year. 3.
Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                      21  OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  Continued

                                                                                                             Year            Year
                                                                                                            Ended           Ended
                                                                                                          Aug. 31,        June 30,
Class B                                       2000         1999            1998           1997            1996(1)         1996(2)
===================================================================================================================================
Per Share Operating Data

Net asset value, beginning of period         $9.14           $9.73           $9.47           $9.22          $9.29          $9.40
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                          .51             .48             .56             .64            .09            .56
Net realized and unrealized gain (loss)        .04            (.59)            .27             .23           (.07)          (.11)
                                          -----------------------------------------------------------------------------------------
Total income (loss) from
investment operations                          .55            (.11)            .83             .87            .02            .45
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          (.50)           (.47)           (.57)           (.62)          (.09)          (.55)
Tax return of capital distribution            (.01)           (.01)           --              --             --             (.01)
                                          -----------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.51)           (.48)           (.57)           (.62)          (.09)          (.56)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $9.18           $9.14           $9.73           $9.47          $9.22          $9.29
                                          =========================================================================================
===================================================================================================================================
Total Return, at Net Asset Value/3/           6.22%          (1.15)%          8.45%           9.63%          0.28%          4.80%

===================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                                $140,512        $174,622        $118,873         $52,301        $36,504        $30,737
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $151,770        $160,782         $76,030         $41,420        $35,078        $19,227
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                         5.60%           5.09%           5.33%           6.77%          5.82%          6.44%
Expenses                                      1.87%           1.81%           1.78%(5)        1.81%(5)       1.88%(5)       1.93%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        181%            199%             80%             43%             6%           400%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. For the period from July 21, 1995 (inception of offering) to June 30, 1996.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year. 4.
Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                      22  OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                              Year     Year
                                                                             Ended    Ended
                                                                           Aug. 31,  June 30,
Class C                                 2000    1999      1998     1997    1996/1/     1996
===============================================================================================
Per Share Operating Data

Net asset value, beginning of period   $9.14   $9.72     $9.47    $9.22    $9.29      $9.50
-----------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                    .51     .48       .56      .64      .09        .60
Net realized and unrealized gain (loss)  .04    (.58)      .26      .23     (.07)      (.21)
                                       --------------------------------------------------------
Total income (loss) from
investment operations                    .55    (.10)      .82      .87      .02        .39
-----------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income   (.50)    (.47)    (.57)     (.62)    (.09)      (.59)
Tax return of capital distribution     (.01)    (.01)       --        --       --      (.01)
                                       --------------------------------------------------------
Total dividends and/or distributions
to shareholders                        (.51)    (.48)    (.57)     (.62)    (.09)      (.60)
-----------------------------------------------------------------------------------------------
Net asset value, end of period         $9.18   $9.14    $9.72     $9.47    $9.22      $9.29
                                       ========================================================

===============================================================================================
Total Return, at Net Asset Value/2/     6.21%  (1.05)%   8.34%     9.65%    0.28%      4.11%

===============================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                       $91,496  $67,691  $40,456  $21,625  $18,547    $18,531
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)    $77,875  $56,943  $27,135  $19,505  $18,620    $15,766
-----------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                   5.61%    5.11%   5.36%     6.81%    5.90%      6.27%
Expenses                                1.88%    1.81%   1.78%/4/  1.80%/4/ 1.84%/4/   1.85%/4/
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                  181%     199%     80%       43%       6%       400%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year. 3.
Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                      23  OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  Continued

   Class Y Year Ended August 31,                         2000         1999     1998/1/
======================================================================================
   Per Share Operating Data

   Net asset value, beginning of period                   $  9.15     $9.74    $10.00
--------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                     .62        .51       .18
   Net realized and unrealized gain (loss)                   .03       (.59)     (.26)
                                                          ----------------------------
   Total income (loss) from investment operations            .65       (.08)     (.08)
--------------------------------------------------------------------------------------
   Dividends and/or distributions to
   shareholders:
   Dividends from net investment income                      (.61)     (.50)     (.18)
   Tax return of capital distribution                       --/2/      (.01)       --
                                                          ----------------------------
   Total dividends and/or distributions to shareholders      (.61)     (.51)     (.18)
--------------------------------------------------------------------------------------
   Net asset value, end of period                         $  9.19     $9.15    $ 9.74
                                                          ============================

======================================================================================
   Total Return, at Net Asset Value3                         7.39%    (0.83)%    2.83%

======================================================================================
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)               $  333      $   1    $    1
--------------------------------------------------------------------------------------
   Average net assets (in thousands)                      $   27      $   1    $    1
--------------------------------------------------------------------------------------
   Ratios to average net assets:4
   Net investment income                                    6.51%      6.19%     1.77%
   Expenses                                                 0.83%      0.69%     0.73%
--------------------------------------------------------------------------------------
   Portfolio turnover rate                                   181%       199%       80%

1. For the period from May 18, 1998 (inception of offering) to August 31, 1998. 2. Less than $0.005 per share. 3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year. 4.
Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                      24  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS

================================================================================
1.  Significant Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income consistent with preservation of capital. The Fund’s investment advisor is OppenheimerFunds, Inc. (the
Manager).

        The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the
Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.
The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent the
Fund makes such purchases while remaining substantially fully invested. As of
August 31, 2000, the Fund had entered into net outstanding when-issued or forward commitments of $120,894,690.

                      25  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================

 1. Significant Accounting Policies Continued

        In connection with its ability to purchase securities on a when-issued basis, the
Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

Allocation of Income,Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class.
Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring

__________

    2003        $ 12,403,111
    2004           1,512,508
    2007           5,436,079
    2008          29,716,276

--------------------------------------------------------------------------------

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the
Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2000, a provision of $32,875 was made for the Fund’s projected benefit obligations and payments of $4,532 were made to retired trustees, resulting in an accumulated liability of $227,341 as of August 31,
2000.

                      26  OPPENHEIMER U.S. GOVERNMENT TRUST

        The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more
Oppenheimer funds selected by the trustee. The amount paid to the Board of
Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended
August 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $563,444, a decrease in undistributed net investment income of
$28,342, and a decrease in accumulated net realized loss on investments of
$591,786. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                      27  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 Year Ended August 31, 2000      Year Ended August 31, 1999
                                      Shares         Amount        Shares           Amount
---------------------------------------------------------------------------------------------
Class A

Sold                              39,549,509   $359,390,902    34,020,869     $325,142,831
Dividends and/or
distributions reinvested           3,161,014     28,764,971     3,045,596       28,908,446
Redeemed                         (45,153,005)  (410,118,570)  (32,725,221)    (311,700,680)
                                 ------------------------------------------------------------
Net increase (decrease)           (2,442,482)  $(21,962,697)    4,341,244     $ 42,350,597
                                 ============================================================
---------------------------------------------------------------------------------------------
Class B
Sold                               7,182,939   $ 65,338,670    16,811,970     $160,560,159
Dividends and/or
distributions reinvested             677,015      6,154,669       657,755        6,227,351
Redeemed                         (11,658,098)  (105,779,143)  (10,589,856)    (100,538,594)
                                 ------------------------------------------------------------
Net increase (decrease)           (3,798,144)  $(34,285,804)    6,879,869     $ 66,248,916
                                 ============================================================
---------------------------------------------------------------------------------------------
Class C
Sold                               6,380,006   $ 57,982,184     6,544,899     $ 62,371,170
Dividends and/or
distributions reinvested             406,764      3,695,541       251,739        2,379,583
Redeemed                          (4,225,902)   (38,304,939)   (3,550,200)     (33,733,323)
                                 ------------------------------------------------------------
Net increase                       2,560,868   $$23,372,786     3,246,438     $ 31,017,430
                                 ============================================================
---------------------------------------------------------------------------------------------
Class Y
Sold                                  36,265   $    331,466            --     $         --
Dividends and/or
distributions reinvested                 186          1,712            --               --
Redeemed                                (285)        (2,621)           --               --
                                 ------------------------------------------------------------
Net increase                          36,166   $    330,557            --     $         --
                                 ============================================================

                      28  OPPENHEIMER U.S. GOVERNMENT TRUST

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were
$1,502,301,284 and $1,624,789,039, respectively.

As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $908,113,084 was:

Gross unrealized appreciation              $ 16,330,379
Gross unrealized depreciation               (16,989,159)
                                           ------------
Net unrealized depreciation                $   (658,780)
                                           ============

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of average annual net assets over $800 million. The Fund's management fee for the year ended August 31, 2000, was an annualized rate of
0.59%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an
"at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A      Commissions     Commissions      Commissions
                        Front-End      Front-End       on Class A      on Class B       on Class C
                    Sales Charges  Sales Charges           Shares          Shares           Shares
                       on Class A    Retained by      Advanced by     Advanced by      Advanced by
Year Ended                 Shares    Distributor   Distributor/1/   Distributor/1/   Distributor/1/
----------------------------------------------------------------------------------------------------

August 31, 2000        $1,385,828      $173,433         $743,110       $1,783,698          $93,959

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                   Class A                       Class B                           Class C
                       Contingent Deferred           Contingent Deferred               Contingent Deferred
                             Sales Charges                 Sales Charges                     Sales Charges
Year Ended         Retained by Distributor       Retained by Distributor            Retained by Distributor
------------------------------------------------------------------------------------------------------------
August 31, 2000                  $109,429                       $600,698                           $25,434

                      29  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued

        The Fund has adopted a Service Plan for Class A shares and Distribution and Service
Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company
Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions.
The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The
Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2000, payments under the Class A plan totaled $1,309,481, all of which were paid by the Distributor to recipients, and included $78,939 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

        The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the
Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                                  Distributor's       Distributor's
                                                                      Aggregate        Unreimbursed
                                                                   Unreimbursed       Expenses as %
                         Total Payments       Amount Retained          Expenses       of Net Assets
                             Under Plan        by Distributor        Under Plan            of Class
----------------------------------------------------------------------------------------------------

Class B Plan                 $1,520,179           $1,290,369         $6,820,619               4.85%
Class C Plan                    778,765              190,936            812,680               0.89

                      30  OPPENHEIMER U.S. GOVERNMENT TRUST

================================================================================
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices
“financial futures” or debt securities “interest rate
futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

        Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of
Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2000, the Fund had outstanding futures contracts as follows:

                                                                                   Unrealized
                                  Expiration    Number of     Valuation as of    Appreciation
Contract Description                    Date    Contracts     August 31, 2000   (Depreciation)
----------------------------------------------------------------------------------------------

Contracts to Purchase
U.S. Treasury Nts., 10 yr.          12/19/00           44          $4,403,438         $16,624
U.S. Treasury Nts., 10 yr.           9/20/00           80           8,012,500          43,125
U.S. Long Bond                      12/19/00          254          25,511,125         140,687
U.S. Long Bond                       9/20/00           40           4,015,000          31,250
                                                                                  -----------
                                                                                      231,686
                                                                                  -----------
Contracts to Sell
U.S. Treasury Nts., 5 yr.           12/19/00          328          32,820,500        (51,250)
                                                                                  -----------
                                                                                    $180,436
                                                                                  ===========

                      31  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
6. Illiquid or Restricted Securities

As of August 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2000 was $50,043,305, which represents 6.32% of the Fund’s net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%.
The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus
0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended August 31, 2000.

                      32  OPPENHEIMER U.S. GOVERNMENT TRUST
A-5 Appendix A RATINGS DEFINITIONS Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations. Moody's Investors Service, Inc. ------------------------------------------------------------------------------ Long-Term (Taxable) Bond Ratings Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities. A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well. Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol. Short-Term Ratings - Taxable Debt These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year: Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations. Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime: Issuer does not fall within any Prime rating category. Standard & Poor's Rating Services ------------------------------------------------------------------------------ Long-Term Credit Ratings AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, and C Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation, and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC: Bonds rated "CC" are currently highly vulnerable to nonpayment. C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks. Short-Term Issue Credit Ratings A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong. A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3: Obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B: Obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. C: Obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. D: Obligation is in payment default. Payments on the obligation have not been made on the due date even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Fitch, Inc. ------------------------------------------------------------------------------ International Long-Term Credit Ratings Investment Grade: AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category. Speculative Grade: BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default. DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations. Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below). International Short-Term Credit Ratings F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature. F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings. F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade. B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D: Default. Denotes actual or imminent payment default. B-1 Appendix B ------------------------------------------------------------------------------ Industry Classifications ------------------------------------------------------------------------------ Aerospace/Defense Food and Drug Retailers Air Transportation Gas Utilities Asset-Backed Health Care/Drugs Auto Parts and Equipment Health Care/Supplies & Services Automotive Homebuilders/Real Estate Bank Holding Companies Hotel/Gaming Banks Industrial Services Beverages Information Technology Broadcasting Insurance Broker-Dealers Leasing & Factoring Building Materials Leisure Cable Television Manufacturing Chemicals Metals/Mining Commercial Finance Nondurable Household Goods Communication Equipment Office Equipment Computer Hardware Oil - Domestic Computer Software Oil - International Conglomerates Paper Consumer Finance Photography Consumer Services Publishing Containers Railroads & Truckers Convenience Stores Restaurants Department Stores Savings & Loans Diversified Financial Shipping Diversified Media Special Purpose Financial Drug Wholesalers Specialty Printing Durable Household Goods Specialty Retailing Education Steel Electric Utilities Telecommunications - Long Distance Electrical Equipment Telephone - Utility Electronics Textile, Apparel & Home Furnishings Energy Services Tobacco Entertainment/Film Trucks and Parts Environmental Wireless Services Food C-15 Appendix C OppenheimerFunds Special Sales Charge Arrangements and Waivers In certain cases, the initial sales charge that applies to purchases of Class A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds. For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans5 (4) Group Retirement Plans6 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies). There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."7 This waiver provision applies to: - Purchases of Class A shares aggregating $1 million or more. - Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. - Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or (2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases. -Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments. (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager). -Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001. II. Waivers of Class A Sales Charges of Oppenheimer Funds A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): - The Manager or its affiliates. - Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. - Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. - Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees. - Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children). - Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares. - Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients. - "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. - Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares. - Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons. - Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts. - A unit investment trust that has entered into an appropriate agreement with the Distributor. - Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services. - Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. - A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995. - A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996. B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): -Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party. - Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor. - Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver. - Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series. - Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor. C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: - To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually. - Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus). - For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established. (2) To return excess contributions. (3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.8 (5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. (6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries. (9) Separation from service.9 (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. - For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver. III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. A. Waivers for Redemptions in Certain Cases. The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: - Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus. - Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration. - Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver. - Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch. - Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose. - Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds. - Distributions10 from Retirement Plans or other employee benefit plans for any of the following purposes: (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. (2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.11 (5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. (6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries.12 (9) On account of the participant's separation from service.13 (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor. (11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. (12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually. (13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually. (14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver. - Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually. B. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: - Shares sold to the Manager or its affiliates. - Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. - Shares issued in plans of reorganization to which the Fund is a party. - Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees. IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include: Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value FundOppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: -acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or - purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995. A. Reductions or Waivers of Class A Sales Charges. - - Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders. Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. -------------------------------------------------------------------------------- Initial Sales Initial Sales Number of Eligible Charge as a % of Charge as a % of Concession as % Employees or Members Offering Price Net Amount Invested of Offering Price -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 9 or Fewer 2.50% 2.56% 2.00% -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- At least 10 but not 2.00% 2.04% 1.60% more than 49 -------------------------------------------------------------------------------- For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus. Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor. - - Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: - Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds. - Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds. - - Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund: Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law. B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers. - - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: - withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and - liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts. - - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: - redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); - withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and - liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption. V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc. The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds: Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account A. Prior Class A CDSC and Class A Sales Charge Waivers. - Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first). Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge. Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC. - Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more; (3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies; (5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and (6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above. Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund. B. Class A and Class B Contingent Deferred Sales Charge Waivers. In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; (4) as tax-free returns of excess contributions to such retirement or employee benefit plans; (5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company; (6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; (7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund; (8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or (9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund. VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc. Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%. VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: - the Manager and its affiliates, - present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees, - registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose, - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, - employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications, - dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and - dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services. ------------------------------------------------------------------------------ Oppenheimer U.S. Government Trust ------------------------------------------------------------------------------ Internet Web Site: www.oppenheimerfunds.com ------------------------ Investment Advisor OppenheimerFunds, Inc. Two World Trade Center New York, New York 10048-0203 Distributor OppenheimerFunds Distributor, Inc. Two World Trade Center New York, New York 10048-0203 Transfer Agent OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.525.7048 Custodian Bank Citibank, N.A. 399 Park Avenue New York, New York 10043 Independent Auditors KPMG LLP 707 Seventeenth Street Denver, Colorado 80202 Legal Counsel Mayer, Brown & Platt 1675 Broadway New York, New York 10019 1234 PX220.004 (Rev 9/17/01) -------- 1 Mr. Griffiths is not a Director of Oppenheimer Money Market Fund, Inc. 2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan. 3 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 4 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares. 5 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan. 6 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor. 7 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 8 This provision does not apply to IRAs. 9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 10 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan. 11 This provision does not apply to IRAs. 12 This provision does not apply to loans from 403(b)(7) custodial plans. 13 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.